Advanced Series Trust

Supplement dated January 31, 2012 to Prospectus, dated May 1, 2011

This Supplement sets forth certain changes to the Prospectus of Advanced Series Trust (the Trust), dated May 1, 2011 (the Prospectus). The Portfolios discussed in this Supplement may not be available under your variable annuity contract or variable life insurance policy. For more information about the Portfolios available under your variable annuity contract or variable life insurance policy, please refer to your variable insurance product prospectus. The following should be read in conjunction with the relevant Prospectus and should be retained for future reference.

I.	Proposed Fund Reorganization

The Board of Trustees of the Trust (the Board) recently approved the fund reorganization described below.

Target Fund	Acquiring Fund
AST American Century Income & Growth Portfolio of Advanced Series Trust	AST New Discovery Asset Allocation Portfolio of Advanced Series Trust

Pursuant to this proposal, the assets and liabilities of the Target Fund would be exchanged for shares of the Acquiring Fund and beneficial shareholders of the Target Fund would become beneficial shareholders of the Acquiring Fund. No sales charges would be imposed in connection with the reorganization. The Acquiring Fund shares to be received by Target Fund shareholders in the reorganization will be equal in value to the Target Fund shares beneficially held by such shareholders immediately prior to the reorganization. The completion of the reorganization transaction is subject to approval by the beneficial shareholders of the Target Fund and the satisfaction of certain customary closing conditions, including the receipt of an opinion of special tax counsel to the effect that the reorganization transaction will not result in any adverse federal income tax consequences to the Acquiring Fund, the Target Fund, or their respective beneficial shareholders.

It is anticipated that a proxy statement/prospectus relating to this transaction will be mailed to Target Fund shareholders during early February 2012 and that the special meeting of Target Fund shareholders will be held on or about March 15, 2012. Assuming receipt of the required shareholder approval and satisfaction of the relevant closing conditions for the reorganization transaction, it is expected that the reorganization transaction would be completed on or about the close of business on Friday May 4, 2012.

As of the date of this Supplement, the Acquiring Fund has no assets and has not yet commenced operations.It is expected that the Acquiring Fund will commence operations on or about Monday April 30, 2012. In light of the forgoing, it is expected that the Acquiring Fund will not be able to fully implement all of its investment strategies until some period after completion of the reorganization transaction on Friday May 4, 2012.

II.      Proposed Investment Management Fee Rate Increase and Other Changes AST CLS Growth Asset Allocation Portfolio (to be renamed AST Schroders Global Tactical Portfolio)
The Board recently approved increasing the contractual investment management fee rate for the AST CLS Growth Asset Allocation Portfolio (the AST CLS Portfolio) as part of a change to the Portfolio’s structure and strategy (described below). Implementation of such investment management fee rate increase is subject to shareholder approval in accordance with the requirements of the Investment Company Act of 1940.

Prudential Investments LLC and AST Investment Services, Inc. (together, the Co-Managers) and the Board are proposing the investment management fee rate increase in order to enable the Co-Managers to: (i) terminate CLS Investments, LLC as the sole subadviser for the AST CLS Portfolio, which currently operates as a fund-of-funds; (ii) retain Schroder Investment Management North America Inc. (Schroders) and Schroder Investment Management North America Ltd. (SIMNA Ltd.) as the subadvisers for the Portfolio; and (iii) have Schroders and SIMNA Ltd. implement a new investment strategy for the Portfolio, which would no longer invest substantially all of its assets in other investment companies. Specifically, if the increased investment management fee rate is approved by the shareholders of the AST CLS Portfolio, the revised fee schedule will become effective upon the addition of Schroders and SIMNA Ltd. as subadvisers to the Portfolio. Such additions are expected to occur on or about Monday April 30, 2012. In turn, once Schroders and SIMNA Ltd. becomes subadvisers to the Portfolio, it is expected that: (i) Schroders and SIMNA Ltd. will commence implementation of their new investment strategy for the Portfolio; (ii) the name of the Portfolio will be changed from the AST CLS Growth Asset Allocation Portfolio to the AST Schroders Global Tactical Portfolio; and (iii) certain changes to the Portfolio's investment objective, non-fundamental investment policies, and blended performance benchmark will become effective. Such changes are collectively referred to herein as the Portfolio Repositioning. More detailed information relating to the above-described investment management fee rate increase and the Portfolio Repositioning will be distributed to beneficial shareholders of the AST CLS Portfolio in a proxy statement that solicits the required shareholder approval of such investment management fee rate increase.

III.      Addition of New Subadviser for AST Small-Cap Growth Portfolio

The Board recently approved adding Emerald Advisers, Inc. (Emerald) as a new subadviser for the AST Small-Cap Growth Portfolio (the Small-Cap Portfolio). The addition of Emerald as a new subadviser is expected to occur on or about Monday April 30, 2012. The Small-Cap Portfolio’s subadvisory arrangements with Eagle Asset Management will not change as a result of the addition of Emerald.

IV.     Investment Policy Changes for AST T. Rowe Asset Allocation Portfolio

The Board recently approved several investment policy changes for the AST T. Rowe Price Asset Allocation Portfolio (the AST TRP Portfolio). In particular, the Board approved:

•

increasing the percentage of the equity portion of the AST TRP Portfolio that may be invested in foreign (non-U.S. dollar denominated) equity securities from 35% of such equity portion to 50% of such equity portion;

•	increasing the percentage of the fixed-income portion of the AST TRP Portfolio that may be invested in foreign (non-U.S. dollar denominated) high quality debt securities and emerging markets securities from 30% of such fixed-income portion to 50% of such fixed-income portion;

Such investment policy changes are expected to become effective on or about Tuesday February 21, 2012. Notwithstanding the new individual maximum exposures for foreign equity securities (i.e., 50% of equity portion of Portfolio) and foreign fixed income securities (i.e., 50% of fixed income portion of Portfolio), the maximum combined exposure to foreign equity and fixed income securities is 30% of the Portfolio’s net assets.

The Board also approved allowing T. Rowe Price Associates, Inc., the AST TRP Portfolio’s sole subadviser, to allocate up to 10% of the equity portion of the Portfolio to a real assets segment. The assets of this segment are invested with the specific intention of providing exposure to real assets, and the securities of companies that derive at least 50% of their profits or revenues from, or commit at least 50% of assets to, real assets and activities related to real assets. For these purposes, real assets are defined broadly and are considered to include any assets that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities. Such investment policy changes are expected to become effective on or about Monday March 20, 2012. Such real asset investments may subject the AST TRP Portfolio to commodity risk and real estate risk.

Commodity risk. The prices of commodity-linked instruments historically have been affected by, among other things, overall market movements and changes in interest and exchange rates and have may be volatile than the prices of investments in traditional equity and debt securities. To the extent the AST TRP Portfolio invests in companies that derive their profits from commodities and other real assets, it is subject to the risk that periods of low inflation will lessen relative returns and cause the fund to underperform other comparable stock funds.

Real estate risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand for real estate and office space, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for favorable tax treatment under current tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

ASTSUP12